UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22810

T. Rowe Price Global Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

Global Allocation Fund	April 30, 2015

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stocks produced good gains in the six months ended April 30, 2015, as optimism about stabilizing oil prices, continued employment gains, and monetary stimulus overseas overrode concerns about impending interest rate hikes, a stronger dollar, and disappointing first-quarter economic growth. Non-U.S. developed markets stocks outpaced the U.S. on optimism about renewed economic growth, but emerging markets equities trailed with modest gains. U.S. bond returns were generally positive for the period. Long-term U.S. Treasury bonds performed best in the investment-grade universe amid falling yields, tepid inflation, and strong demand. Investment-grade corporate bonds also did well, but high yield bonds posted more modest gains. Non-U.S. dollar-denominated debt in non-U.S. developed and emerging markets generally declined as the U.S. dollar strengthened versus most major currencies during the period.

Your fund returned 4.36% for the six months ended April 30, 2015. (Results for the Advisor Class shares differed slightly, reflecting their different expense ratio, cash flows, and other factors.) The fund outperformed its benchmark, the Morningstar Global Allocation Index, for the reporting period.

Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises
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Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the six-month period ended April 30, 2015, the dollar rallied, gaining more than 10% versus the euro, 6% versus the Japanese yen, and 4% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 14.69% return in local currency terms, but after converting to dollars, the same basket of stocks returned 7.06% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 12.92% return in local currency terms, but after converting to dollars, it returned 5.78% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

STRATEGY OVERVIEW

The fund’s diversified portfolio seeks long-term total return through both capital appreciation and income from investments in U.S. and international stocks, bonds, cash, and alternative investments. The portfolio consists of approximately 60% stocks, 30% bonds and cash, and 10% alternative investments, with the flexibility to overweight or underweight segments of the portfolio relative to those broad allocations. The portfolio draws on the full global reach of T. Rowe Price’s investment management and research capabilities as international securities generally account for about 50% of the fund’s equity holdings and 40% of the total portfolio.

Supported by the fundamental insights and analysis of T. Rowe Price’s global research team, security selection is anticipated to be the primary driver of added value in the portfolio over the long term. We also seek to add value through overweighting and underweighting of asset classes and sectors, reflecting the views of T. Rowe Price’s Asset Allocation Committee. The breadth of the underlying sectors, diversified across geography, asset classes, and investment strategies, provides the ability to position the portfolio where we see attractive opportunities in the context of current valuations as well as based on our outlook for the economic and market environment.

The fund’s global fixed income allocation emphasizes specific attributes designed to contribute to the overall portfolio in a range of economic environments. Non-U.S. bonds account for about one-third of the fixed income allocation, including local currency and dollar-denominated developed and emerging markets debt for exposure across a broad range of foreign bond markets and currencies. Our holdings of U.S. investment-grade bonds provide ballast in “risk off” environments when investors gravitate toward securities with less risk. We also maintain a significant allocation to high yield corporate bonds and emerging markets debt to take advantage of their more attractive yields as well as opportunities to add value within these sectors through security selection driven by T. Rowe Price’s fundamental credit research. The fund’s fixed income holdings include short-duration and floating rate debt that could be beneficial contributors to the portfolio’s risk and return profile in an environment of rising interest rates.

In addition, the portfolio includes asset classes and strategies that enhance its risk/reward profile by moderating risk and providing diversification through exposure to sources of less correlated returns. These asset classes and strategies include a diversified allocation to hedge funds, currency-hedged international equities, and an equity index option strategy.

An externally managed hedge fund-of-funds managed by Blackstone Hedge Fund Solutions accounts for approximately 10% of the portfolio. A hedge fund-of-funds designed to provide exposure to multiple hedge fund strategies and managers can benefit portfolio diversification by offering returns that have historically been less correlated with traditional (stock and bond) asset classes represented in the fund, which can help dampen portfolio volatility. Including a measured allocation to a high-quality diversified hedge fund-of-funds with an absolute return orientation in the portfolio’s broader asset mix can help improve its risk-adjusted returns.

Hedging a portion of the fund’s developed markets currency exposure helps moderate the foreign-exchange volatility associated with a significant international allocation while maintaining robust exposure to non-U.S. investment opportunities. The equity index option strategy, which currently involves selling call options on the S&P 500 Index, provides an alternative way of being compensated for bearing the downside risk of equities. We expect this strategy to offer a return profile that is less correlated with equity market returns as it earns a premium in exchange for forgoing some of the equity market’s upside potential. The consistency of receiving the premium collected from selling index call options coupled with the lower equity exposure associated with writing the call option can provide a more stable pattern of returns, which can be particularly beneficial in an environment of modestly positive or negative equity market performance.

MARKET ENVIRONMENT

U.S. stocks posted solid gains for the six-month reporting period, although they generally lagged the performance of other developed markets. The U.S. dollar strengthened markedly against most other currencies, which weighed on the earnings of U.S. companies that obtain a significant portion of their revenues from international operations. Much of the dollar strength stemmed from diverging monetary policies and growth trajectories, with the Federal Reserve (Fed) poised to begin raising interest rates later in 2015 even as many other global central banks, including the European Central Bank (ECB) and the Bank of Japan (BoJ), maintain aggressive stimulus policies. The U.S. economy continued to recover more quickly than most other global regions, with the unemployment rate falling to 5.4% in April 2015 from 5.8% in November 2014. U.S. gross domestic product expanded at a 2.2% annual rate in the fourth quarter of last year, although that pace slowed to only 0.2% according to the latest available estimate for 2015’s first quarter due to harsh weather, West Coast port disruptions, and a stronger dollar that weighed on U.S. multinationals.

Stocks in developed European markets outpaced U.S. stocks. Late in 2014, markets were boosted by expectations that the ECB would soon implement quantitative easing (QE) to stimulate growth. Announced in January and started in March 2015, the central bank began coordinating the purchase of €60 billion per month of euro-denominated securities issued by eurozone governments, agencies, and institutions. With interest rates already near or below 0%, one of the ECB’s primary goals is to weaken the euro, thereby making European exports more competitive and adding to economic growth in 2015 and 2016. Low energy prices and reduced fiscal drag provided additional support. The euro weakened considerably versus the U.S. dollar, which eroded returns for dollar-based investors.

Japanese equities posted strong returns, rising more than 20% in local currency terms and nearly 13% in U.S. dollar terms. A weaker yen, lower oil prices, and improved corporate governance helped many Japanese companies lower costs and generate higher revenues and earnings. The Japanese Government Pension Investment Fund’s ongoing reallocation of assets from bonds to stocks, which began in 2014, also supported Japanese equities. The BoJ continued its stimulus measures to keep interest rates low, battle deflationary pressures, and boost domestic consumption. Domestic consumption, however, remains stagnant, wage growth is tepid, and economic growth continues to be sluggish.

Emerging markets stocks were positive but lagged developed markets overall. Stocks in some countries, including Brazil, declined amid heightened concerns about inflation, weakening currencies, and political uncertainties. However, other emerging markets, such as South Korea and the Philippines, performed well as lower oil prices, more positive expectations for economic growth, and reform-minded governments created a tailwind for equities prices. China gained on optimism over monetary and fiscal stimuli as well as an investor preference for equities over real estate investments. Overall, investors remain wary of emerging markets that are exposed to rising U.S. interest rates—the nations that are the most dependent on external funding being the most at risk—and Asian markets that are vulnerable to an economic slowdown in China.

U.S. bond returns were generally positive for the period. In the investment-grade universe, long-term U.S. Treasury bonds performed best as interest rates declined. Strong foreign demand for U.S. government bonds, whose yields are higher than sovereign debt yields in Europe and Japan, was a contributing factor. The yield on the benchmark 10-year Treasury note fell from 2.35% in October 2014 to 1.68% at the end of January before climbing to 2.05% at the end of the reporting period. Investment-grade corporate bonds also performed well. High yield bonds generated modest gains as investors sought their attractive yields following the oil-related weakness in the high yield market in late 2014. Non-U.S. dollar bonds in developed non-U.S. markets declined in dollar terms, driven by the U.S. dollar’s strong appreciation versus most currencies, which outstripped the returns from the overall decline of yields in key government bond markets. Emerging markets debt denominated in local currencies declined sharply due in large part to the stronger U.S. dollar, while U.S. dollar-denominated emerging markets debt was modestly positive.

ASSET ALLOCATION STRATEGY

We maintained a broadly neutral risk profile while still finding investment opportunities in select areas. We have a neutral position in stocks relative to bonds. Equity markets have trended higher as earnings growth has moderated, resulting in valuations that are above historical averages. The near-term risk/return profile for equities is becoming less favorable, with limited expected upside support from earnings growth and with margins at peak levels. However, underlying fundamentals remain solid, and improving economic growth should support equities. We expect modest returns from bonds as the current low-yield environment offers a weak foundation, and rising interest rates should be a headwind once rates begin to rise. However, we expect that a rise in U.S. interest rates may be limited by increased demand as U.S. yields remain among the highest across developed markets. We expect central bank monetary policy to remain accommodative for some time to come as global central banks seek to support growth, which should moderate downside risks to bonds.

We increased our overweight to non-U.S. equities versus U.S. stocks as valuations for overseas stocks look modestly more attractive than domestic shares. Non-U.S. economies and companies should benefit from aggressive central bank stimulus programs and weaker currencies versus the U.S. dollar. Earnings and profit margins in Europe remain well below pre-financial crisis levels compared with the U.S., where earnings and margins are at or near peak levels. We favor emerging markets equities over developed markets stocks. Emerging markets valuations are attractive overall, but conditions vary by country as low commodity prices hurt commodity exporters and helped resource-hungry importers. Slower global economic growth and prospects for higher U.S. interest rates remain near-term risks. We are overweight global equities relative to real assets stocks. Improved drilling technologies and increased production capacity have raised energy supplies, while slower global economic growth has dampened aggregate demand expectations and weighed on global oil prices. Rising real interest rates could present a headwind for real assets, as real assets-related equities typically underperform broader equities when nominal rates rise and inflation remains low or declines.

In the U.S., we favor growth stocks over value. A slow-growth economy often benefits growth stocks more than value as growth companies tend to rely less on a strong economy to increase corporate earnings. However, steady improvement in the U.S. recovery has tempered our view somewhat. We are overweight U.S. large-cap stocks versus small-caps as small-cap stocks remain richly priced compared with their large-cap peers. Outside the U.S., we remain overweight to value stocks as valuations are attractive in value-oriented sectors. One such area is European financials, which should benefit from improving economic and credit growth. Further, we see greater potential for a broad improvement in earnings and margins, which remain well below their 2007 peaks in Europe. Both Japan and Europe are in earlier stages of recovery versus the U.S., and more cyclical, value-oriented sectors may benefit as these economies are supported by aggressive monetary easing and more competitive currencies. We are modestly overweight small-cap stocks outside the U.S., where they are more reasonably valued than in the U.S. and could benefit if stimulative fiscal and monetary policies successfully reignite economic growth overseas.

Within the portfolio’s broad fixed income allocation, we are underweight to nondollar bonds versus U.S. investment-grade debt as stronger economic growth and higher interest rates support the U.S. dollar, while monetary stimulus overseas could continue to pressure non-U.S. currencies. Over the recent period, we reduced the size of our underweight as we expect the pace of the dollar’s appreciation to moderate over the near term. We increased our overweight to high yield bonds and leveraged loans relative to investment-grade debt, as they feature better yields, a lower duration profile, and less sensitivity to rising interest rates. Low commodity prices are challenging energy and commodity-related high yield issuers, and while overall default rates may trend higher, they remain low in comparison with historical averages. Taking advantage of recent strong performance and higher valuations for emerging markets debt, we reduced our overweight versus U.S. investment grade back to neutral, taking profits from an overweight position we established at the end of 2014. Muted global economic growth, a strong dollar, and the start of Fed interest rate policy normalization remain near-term risks. While bond valuations have improved, emerging markets currencies remain notably undervalued.

PORTFOLIO REVIEW

U.S. Stocks
U.S. companies across a range of industries made positive contributions to performance. Amazon.com was one of our stronger performers for the period. We are particularly optimistic about the prospects for long-term growth in its cloud computing and Amazon Web Services (AWS) online storage businesses. Amazon started to disclose more information about AWS in its financial results, which revealed that the segment has been surprisingly strong. Boeing was another good contributor. The company’s cash generation has been steady, and its revenue and earnings guidance was better than the market expected. JPMorgan Chase was positive, and we think that the stock is attractively valued given its strength as a leading global financial firm that has positioned itself well to grow over the long term both in the U.S. and through potential international acquisitions. JPMorgan Chase has also been returning cash to shareholders by boosting its dividend. Several of our energy holdings detracted from results as global oil prices fell sharply over the period, including onshore exploration and production company Chesapeake Energy and integrated petroleum producer Marathon Oil. Some of the hardest hit stocks were energy equipment and services companies that were punished as oil producers cut capital expenditures. These included equipment manufacturer National Oilwell Varco and Schlumberger. Wynn Resorts struggled as slowing economic growth and an ongoing corruption crackdown in China punished its Asian gaming operations. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

International Stocks
Outside the U.S., industrial conglomerate Hutchison Whampoa (Hong Kong) was among our better performers. Hutchison shares rose early in 2015 after the company announced a restructuring plan to simplify its relationship with parent Cheung Kong Holdings and spin off property assets into a separate entity. The deal should create balance sheet capacity and could lead to future dividend increases. It could also be a herald of further restructuring that would benefit shareholders. Our non-U.S. financials stocks posted good gains, with insurer Ping An Insurance (China) among the better contributors. Ping An is a Chinese financial conglomerate—with life insurance and non-life insurance businesses, a bank, and a securities business—that continued to benefit from long-term secular growth in China’s financial services market. Lojas Renner, Brazil’s second-largest apparel retailer, was another positive contributor. This well-managed company has continued to deliver strong same-store sales growth despite the challenging environment, while expanding margins through cost containment. Allocations to the utilities and energy sectors were less beneficial. Global power generator GDF Suez (France) struggled with weak demand and low energy prices, while uncertainty surrounding the outcome of the British parliamentary elections and the potential for increased regulatory control hurt UK utility SSE. The steep drop in oil prices punished our energy holdings, including Eni (Italy) and Royal Dutch Shell (UK/Netherlands).

Domestic Bonds
The portfolio’s fixed income holdings consist of a core allocation to U.S. investment-grade bonds, including both nominal coupon securities and Treasury inflation-protected securities (TIPS). This conservative core emphasizes high-quality, longer-duration bonds that provide ballast in an environment of heightened risk aversion. Valuations for TIPS appear attractive over the medium-term. While inflation remains below the Fed’s 2% target, further evidence suggests that wages are beginning to inflect higher from trough levels as the labor market has improved. We supplement the core allocation with allocations to fixed income sectors that offer more attractive yields and lower price sensitivity to interest rate changes, including high yield bonds and floating rate bank loans. The portfolio’s holdings of corporate bonds—both investment grade and high yield—performed well and contributed to the fund’s returns. Our portfolio of floating rate bank loans also gained and helped the fund’s overall returns.

International Bonds
The portfolio’s fixed income holdings also include international bonds, including developed and emerging markets sovereign and corporate bonds, denominated in both U.S. dollar and local currencies. These international bonds can provide an additional source of diversification relative to our allocations to domestic bonds and equities. Nondollar and emerging markets local currency bonds weighed on returns as the U.S. dollar appreciated versus most other currencies, with easy monetary policies in Europe, Japan, and several key emerging markets contributing to the weaker currencies.

Diversifying Strategies
The portfolio incorporates several diversifying components, such as the diversified hedge fund allocation, currency-hedged international equities, and an equity index option strategy, to mitigate volatility and diversify risk, which should help the fund’s risk-adjusted performance in a period of elevated market volatility or a broad sell-off in stocks. For example, the equity index option strategy is expected to have a lower return and lower volatility profile than the broad stock market, while the hedge fund allocation is expected to have a volatility level comparable to bonds with potential value added from a broad range of underlying investment strategies and managers. The diversified hedge fund allocation, currency-hedged international equities, and the equity index option strategy all made positive contributions to performance during the reporting period.

INVESTMENT OUTLOOK

We expect global growth to trend modestly higher in 2015, with stronger developed markets growth, particularly in Europe, offsetting sluggish emerging markets growth. In the U.S., uneven, modest growth should continue. Annualized gross domestic product growth slowed in the first quarter of 2015, affected by severe winter weather and a stronger dollar, which weighed on consumer and business spending. Given the slow start to the year, growth expectations for the full year (2015) have been lowered to near 2.5%. While inflation remains below the Fed’s 2% target, further evidence suggests that wages are beginning to inflect higher from trough levels as the labor market has improved. Fed policy remains broadly accommodative, with balance sheet assets of more than $4 trillion and interest rate increases not expected until later this year. On the corporate front, healthy balance sheets and cash flows grant companies a measure of flexibility in the use of capital to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders through dividend increases and share buybacks.

Europe’s economy appears to have firmed over recent quarters, and we expect modest improvement in 2015 as a weaker euro boosts exports. Low energy prices, reduced fiscal drag, and large-scale quantitative easing by the ECB should continue to prove beneficial. Although pockets of weakness remain, particularly on the periphery, unemployment has fallen in most countries and is likely to fall further as the recovery gradually broadens. Japan’s economy emerged from a tax-induced recession in the fourth quarter of 2014, but consumer spending and wage growth remain muted. The BoJ is pumping trillions of yen into the economy to keep interest rates low, stimulate modest inflation, and keep the currency more competitive. The aggressive stimulus measures have succeeded in driving up the prices of some imported goods, but they have also weakened purchasing power and dampened domestic consumption. So far, the government’s mix of monetary, fiscal, and structural policies still have not had a broad and lasting impact on low inflation and sluggish growth.

Conditions in emerging markets continue to diverge. Slowing growth in China has hurt global trade, weighed on commodity prices, and punished commodity-producing economies like Brazil. Other developing countries that have made progress on reforms, such as India and Mexico, are showing signs of improvement. While there is significant divergence across developing countries in terms of economic growth, inflation, and fiscal health, many export-oriented companies should benefit from modest U.S. economic growth and a stronger U.S. dollar. Near-term risks include a worse-than-expected slowdown in China or a crisis in its financial system, a sharper-than-expected rise in U.S. interest rates as the Fed normalizes its monetary policy, and geopolitical turmoil.

The ongoing divergence in monetary policy globally could generate significant volatility as markets adjust to interest rates moving in varying directions, reinforcing the importance of the fund’s broad global diversification. Our allocations to several nontraditional strategies can dampen volatility and help provide a buffer against potentially turbulent markets. We believe that our access to T. Rowe Price’s global research platform enhances our ability to add value through strong security selection. The portfolio’s broad diversification across asset classes, regions, and countries, as well as our ability to make changes in the fund’s allocation to help enhance its risk/reward profile, should help it post attractive risk-adjusted returns in volatile, changing market environments.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Charles M. Shriver
Chairman of the fund’s Investment Advisory Committee

May 20, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Call option: Gives the holder the right but not the obligation to buy a security or index at a specified price on or before a specified date. Writing a call option means selling it to collect the price, or premium.

Duration: A measure of a bond’s sensitivity to changes in interest rates. For example, a bond with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country.

Morningstar Global Allocation Index: An index that represents the performance of a portfolio of 60% global equities and 40% global bonds, with the allocation within each broad asset class determined by Morningstar’s asset allocation methodology and represented by Morningstar core equity and fixed income indexes.

Nominal coupon securities: Fixed income securities with coupon payments that do not vary in response to changes in an inflation rate.

Standard & Poor’s 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/15	Year Ended 10/31/14	5/28/13 Through 10/31/13
NET ASSET VALUE			
Beginning of period	$ 11.07	$ 10.46	$ 10.00
Investment activities			
Net investment income[(1)]	0.05[(2)]	0.13[(2)]	0.04[(2)]
Net realized and unrealized gain / loss	0.41	0.55	0.42
Total from investment activities	0.46	0.68	0.46
Distributions			
Net investment income	(0.11)	(0.06)	–
Net realized gain	(0.20)	(0.01)	–
Total distributions	(0.31)	(0.07)	–
NET ASSET VALUE			
End of period	$ 11.22	$ 11.07	$ 10.46

Ratios/Supplemental Data

Total return[(3)]	4.36%[(2)]	6.55%[(2)]	4.60%[(2)]
Ratio of total expenses to average net assets	0.98%[(2)(4)(5)]	0.98%[(2)]	0.98%[(2)(4)]
Ratio of net investment income to average net assets	0.94%[(2)(4)]	1.21%[(2)]	0.89%[(2)(4)]
Portfolio turnover rate	16.2%	33.4%	22.4%
Net assets, end of period (in thousands)	$ 107,526	$ 78,867	$ 52,106

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 2/29/16, and expenses permanently waived 0.08%, 0.07%, and 0.07% of average net assets for the periods ended 4/30/15, 10/31/14, and 10/31/13, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

(5) Includes interest and borrowing expenses (see Note 7) equal to 0.01% of average net assets for the six months ended April 30, 2015.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/15	Year Ended 10/31/14	5/28/13 Through 10/31/13
NET ASSET VALUE			
Beginning of period	$ 11.05	$ 10.46	$ 10.00
Investment activities			
Net investment income(1)	0.05(2)	0.12(2)	0.03(2)
Net realized and unrealized gain / loss	0.41	0.54	0.43
Total from investment activities	0.46	0.66	0.46
Distributions			
Net investment income	(0.11)	(0.06)	–
Net realized gain	(0.20)	(0.01)	–
Total distributions	(0.31)	(0.07)	–
NET ASSET VALUE			
End of period	**$ 11.20**	**$ 11.05**	**$ 10.46**

Ratios/Supplemental Data

Total return(3)	**4.37%(2)**	**6.35%(2)**	**4.60%(2)**
Ratio of total expenses to average net assets	1.08%(2)(4)(5)	1.08%(2)	1.08%(2)(4)
Ratio of net investment income to average net assets	0.83%(2)(4)	1.10%(2)	0.78%(2)(4)
Portfolio turnover rate	16.2%	33.4%	22.4%
Net assets, end of period (in thousands)	$ 2,981	$ 2,203	$ 625

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/29/16, and expenses permanently waived 0.08%, 0.07%, and 0.07% of average net assets for the periods ended 4/30/15, 10/31/14, and 10/31/13, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

(5) Includes interest and borrowing expenses (see Note 7) equal to 0.01% of average net assets for the six months ended April 30, 2015.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
ARGENTINA 0.1%		
Common Stocks 0.1%		
MercadoLibre (USD)	506	72
Tenaris, ADR (USD)	922	28
Total Argentina (Cost $88)		100
AUSTRALIA 1.3%		
Common Stocks 1.3%		
Amcor	5,037	54
Australia & New Zealand Banking	3,459	93
Beach Energy	14,741	13
BHP Billiton	6,134	157
Brambles	5,353	46
BT Investment Management	4,729	36
Challenger	4,425	25
Charter Hall Retail REIT	2,620	9
Cimic	3,618	60
Cochlear	433	29
CSL	1,252	90
Downer EDI	17,796	62
Harvey Norman Holdings	5,864	20
Incitec Pivot	21,126	66
James Hardie Industries, GDR	3,541	41
Macquarie Group	1,042	64
Novion Property	5,659	11
Origin Energy	8,369	84
Orocobre (1)	1,189	2
Primary Health Care Limited	19,141	75
QBE Insurance	6,161	66
Regis Resources (1)	4,762	5
Rio Tinto	959	43
SAI Global	4,310	13
Scentre	13,841	41
Sims Metal Management	6,506	55

Stockland	1,319	5
Telstra	4,561	22
TFS	12,974	17
Toll Holdings	5,898	42
Veda	10,197	18
Woodside Petroleum	208	6
WorleyParsons	949	8
		1,378
Corporate Bonds 0.0%		
Macquarie Bank, 1.65%, 3/24/17 (USD) (2)	25,000	25
Westpac Banking, 2.25%, 7/30/18 (USD)	25,000	26
		51
Asset-Backed Securities 0.0%		
Smart Trust Australia, Series 2014-1US, Class A3A 0.95%, 2/14/18 (USD)	30,000	30
		30
Total Australia (Cost $1,429)		1,459
AUSTRIA 0.0%		
Common Stocks 0.0%		
Erste Group Bank	1,609	46
Voestalpine	158	6
Total Austria (Cost $52)		52
BELGIUM 0.3%		
Common Stocks 0.2%		
Anheuser-Busch InBev	476	58
Delhaize	1,350	109
Fagron	689	30
Umicore	1,027	51
		248

Corporate Bonds 0.1%

Anheuser-Busch InBev, 2.875%, 2/15/16 (USD)	20,000	21
Delhaize Group, 6.50%, 6/15/17 (USD)	25,000	27
		48
Total Belgium (Cost $261)		296

BRAZIL 0.9%

Common Stocks 0.6%

BR Malls Participacoes	21,450	117
Brasil Brokers Participacoes	13,600	13
BRF	810	17
CCR	4,000	22
Energias do Brasil	19,300	72
Iguatemi Empresa de Shopping Centers	1,600	14
Lojas Renner	6,050	211
Multiplus	4,200	46
OdontoPrev	3,700	13
Petrobras, ADR (1 ADR represents 2 common shares) (USD) (1)	760	7
Petrobras, ADR (1 ADR represents 2 preference shares) (USD) (1)	3,280	29
Raia Drogasil	3,021	34
Tim Participacoes, ADR (USD)	2,410	38
Totvs	800	10
Vale, ADR (1 ADR represents 1 preference 'A' share) (USD)	2,030	12
		655

Preferred Stocks 0.2%

Banco Bradesco	3,120	33
Gerdau	2,400	8
Itau Unibanco	15,350	197
		238

Corporate Bonds 0.1%

Petrobras International Finance, 5.75%, 1/20/20 (USD)	20,000	20
Vale Overseas, 4.375%, 1/11/22 (USD)	20,000	19

Vale Overseas, 6.25%, 1/23/17 (USD)	25,000	27
		66
Total Brazil (Cost $1,001)		959

CANADA 1.4%

Common Stocks 1.0%

Agnico Eagle Mines	300	9
Aimia	3,485	39
Barrick Gold (USD)	3,040	39
Brookfield Canada Office Properties	380	9
Canadian Natural Resources (USD)	4,139	138
Canadian Natural Resources	2,350	78
Canadian Pacific Railway (USD)	103	20
Canadian Real Estate Investment Trust	80	3
Computer Modelling	1,000	11
Descartes Systems (1)	960	14
Dominion Diamond	1,425	28
Eldorado Gold	800	4
First Quantum Minerals	520	8
Franco-Nevada	690	36
Goldcorp, Class A (USD)	1,700	32
HudBay Minerals (1)	200	2
Kelt Exploration (1)	460	3
National Bank of Canada	2,770	112
New Gold (1)	1,460	5
NuVista Energy (1)	500	4
Open Text	480	24
Osisko Gold Royalties	1,050	14
Platinum Group Metals (1)	5,900	3
Potash Corporation of Saskatchewan (USD)	485	16
Pure Technologies	700	5
Seven Generations Energy (1)	1,240	21
Silver Wheaton (USD)	1,222	24

Silver Wheaton	300	6
Sun Life Financial	2,100	67
Toronto-Dominion Bank	1,330	61
Valeant Pharmaceuticals International (USD) (1)	573	124
Valeant Pharmaceuticals International (1)	340	74
West Fraser Timber	1,569	81
		1,114
Corporate Bonds 0.2%		
Bank of Montreal, 1.30%, 7/14/17 (USD)	25,000	25
Bank of Nova Scotia, 1.30%, 7/21/17 (USD)	25,000	25
Bank of Nova Scotia, 1.375%, 7/15/16 (USD)	25,000	25
GoldCorp, 2.125%, 3/15/18 (USD)	25,000	25
Royal Bank of Canada, 2.20%, 7/27/18 (USD)	25,000	26
Thomson Reuters, 0.875%, 5/23/16 (USD)	25,000	25
TransCanada Pipelines, 2.50%, 8/1/22 (USD)	20,000	20
		171
Government Bonds 0.2%		
Hydro Quebec, 1.375%, 6/19/17 (USD)	25,000	25
Province of British Columbia, 2.00%, 10/23/22 (USD)	15,000	15
Province of New Brunswick Canada, 2.75%, 6/15/18 (USD)	15,000	16
Province of Nova Scotia, 5.125%, 1/26/17 (USD)	15,000	16
Province of Ontario, 0.95%, 5/26/15 (USD)	25,000	25
Province of Ontario, 1.20%, 2/14/18 (USD)	15,000	15
Province of Ontario, 3.00%, 7/16/18 (USD)	40,000	42
Province of Quebec, 2.875%, 10/16/24 (USD)	50,000	51
		205
Total Canada (Cost $1,397)		1,490
CHILE 0.1%		
Common Stocks 0.1%		
Antofagasta (GBP)	2,114	25
Banco Santander Chile, ADR (USD)	632	14

SACI Falabella	2,831	22
Total Chile (Cost $66)		61

CHINA 2.8%

Common Stocks 2.7%

58.com, ADR (USD) (1)	910	69
Ajisen China Holdings (HKD)	31,000	19
Alibaba Group Holding, ADR (USD) (1)	3,585	291
Anhui Conch Cement, H Shares (HKD)	1,500	6
Autohome, ADR (USD) (1)	600	31
BAIC Motor, H Shares (HKD) (1)	9,500	14
Baidu, ADR (USD) (1)	2,709	543
Bank of China, H Shares (HKD)	66,000	45
Beijing Enterprises Holdings (HKD)	13,000	119
China Longyuan Power, H Shares (HKD)	25,000	31
China Mengniu Dairy (HKD)	10,000	51
China National Building, H Shares (HKD)	20,000	24
China Oilfield Services, H Shares (HKD)	10,000	21
China Overseas Land & Investment (HKD)	22,000	92
China Unicom Hong Kong (HKD) (1)	20,000	38
China Vanke, H Shares (HKD) (1)	13,200	35
CNOOC (HKD)	38,000	65
Cspc Pharmaceutical (HKD)	24,000	25
Ctrip.com International, ADR (USD) (1)	208	13
Dongfeng Motor, H Shares (HKD)	22,000	37
Fosun International (HKD)	1,000	3
Fufeng (HKD)	63,000	49
Huaneng Renewables, H Shares (HKD)	60,000	26
Industrial & Commercial Bank of China, H Shares (HKD)	80,000	70
Jiangxi Copper, H Shares (HKD)	3,000	6
Luthai Textile, B Shares (HKD)	19,700	32
Minth Group (HKD)	14,000	35
Ping An Insurance, H Shares (HKD)	13,500	194
Qunar Cayman Islands, ADR (USD) (1)	328	15

Sino Biopharmaceutical (HKD)	20,000	23
SOHO China (HKD)	36,500	28
Sunny Optical Technology (HKD)	21,000	47
TAL Education, ADR (USD) (1)	750	28
Tencent Holdings (HKD)	24,400	504
Tong Ren Tang Technologies, H Shares (HKD)	12,000	21
Towngas China (HKD)	18,000	19
Vipshop Holdings, ADR (USD) (1)	5,286	150
Want Want China Holdings (HKD)	49,000	54
Weifu High-Technology, B Shares (HKD)	6,300	29
		2,902
Common Stocks - China A shares 0.1%		
Daqin Railway (CNH)	40,000	90
Jonjee High-Tech Industrial & Commercial Holding (CNH) (1)	10,500	37
Kweichow Moutai (CNH)	700	28
		155
Total China (Cost $2,312)		3,057
COLOMBIA 0.0%		
Common Stocks 0.0%		
Grupo Aval Acciones y Valores, ADR (USD)	2,150	22
		22
Corporate Bonds 0.0%		
Ecopetrol, 4.25%, 9/18/18 (USD)	25,000	26
		26
Total Colombia (Cost $51)		48
DENMARK 0.4%		
Common Stocks 0.4%		
Ambu, B Shares	1,760	46
Danske Bank	5,108	145

GN Store Nord	5,802	125
Maersk	26	52
Novo Nordisk, Class B	740	41
Tele Danmark	7,633	58
Total Denmark (Cost $446)		467

EGYPT 0.0%

Common Stocks 0.0%

Edita Food Industries, GDR (USD) (1)(2)	539	8
Edita Food Industries, GDR (USD) (1)	567	9
Total Egypt (Cost $15)		17

FINLAND 0.0%

Common Stocks 0.0%

Huhtamaki	485	15
Rapala	1,582	9
Total Finland (Cost $23)		24

FRANCE 1.7%

Common Stocks 1.7%

Air Liquide	320	42
Airbus	2,312	161
Alcatel-Lucent (1)	5,547	19
Altran Technologies	2,084	23
Aperam (1)	130	5
ArcelorMittal	951	10
Atos	836	65
AXA	6,748	170
Biomerieux	148	16
BNP Paribas	2,887	182
Bouygues	1,063	44
Danone	1,111	80

Edenred	907	24
Eurofins Scientific	181	51
Eutelsat Communications	2,632	92
Faurecia	258	12
GDF Suez	2,810	57
Gecina	658	90
Iliad	222	52
Kering	546	101
L'Oreal (1)	402	77
Legrand	928	54
Mersen	1,261	34
Nexans (1)	717	28
Pernod Ricard	598	74
Rexel	2,540	48
Sanofi	985	100
Schneider Electric	1,079	81
Unibail-Rodamco	207	57
Zodiac Aerospace	755	28
		1,877
Corporate Bonds 0.0%		
BNP Paribas, 1.375%, 3/17/17 (USD)	15,000	15
BNP Paribas, 2.70%, 8/20/18 (USD)	25,000	26
		41
Total France (Cost $1,834)		1,918

GERMANY 1.6%

Common Stocks 1.3%		
Aixtron (1)	3,589	24
Allianz	265	45
BASF	541	54
Bayer (1)	1,585	231
BMW	514	61
Brenntag	1,489	90

GREECE 0.0%

Common Stocks 0.0%

Piraeus Bank (1)	26,236	12
Total Greece (Cost $46)		12

HONG KONG 1.2%

Common Stocks 1.2%

AIA Group	67,200	449
ASM Pacific Technology	3,400	38
Convenience Retail Asia	38,000	24
Hang Lung Properties	11,000	37
Hongkong & Shanghai Hotels	13,500	20
Hongkong Land Holdings (USD)	2,000	16
Hutchison Whampoa	21,000	309
Hysan Development	1,000	5
Jardine Matheson Holdings (USD)	1,100	68
Kerry Properties	12,500	51
Pacific Textiles	31,000	43
Samsonite International	29,700	108
Sun Hung Kai Properties	6,333	105
Techtronic Industries	4,500	16
Wharf Holdings	2,000	15
Wynn Macau	16,800	34
Total Hong Kong (Cost $1,139)		1,338

INDIA 0.6%

Common Stocks 0.6%

Axis Bank, GDR (USD)	2,360	105
Dr. Reddy's Laboratories, ADR (USD)	1,335	69
HDFC Bank, ADR (USD)	2,945	168
ICICI Bank, ADR (USD)	8,160	89
Infosys, ADR (USD)	3,678	114

Larsen & Toubro, GDR (USD)	1,609	41
State Bank of India, GDR (USD)	342	14
Tata Motors, ADR (USD)	2,345	97
Total India (Cost $526)		697

INDONESIA 0.2%

Common Stocks 0.2%

Astra International	79,200	42
Bank Central Asia	69,700	72
Bank Mandiri	47,700	40
Hero Supermarket (1)	27,100	4
Matahari Department Store	19,700	27
Mayora Indah	12,333	24
Sarana Menara Nusantara (1)	134,500	42
Summarecon Agung	38,900	5
Surya Citra Media	73,200	16
Total Indonesia (Cost $289)		272

IRELAND 0.2%

Common Stocks 0.2%

DCC (GBP)	1,252	80
Paddy Power	286	25
Ryanair Holdings, ADR (USD)	935	61
Total Ireland (Cost $131)		166

ISRAEL 0.1%

Common Stocks 0.1%

Teva Pharmaceutical Industries, ADR (USD)	2,210	134
Total Israel (Cost $119)		134

ITALY 0.5%

Common Stocks 0.5%

Banca Generali	1,199	40
Eni	5,665	109
Intesa Sanpaolo	22,393	75
Moncler	5,352	95
Prysmian	2,412	49
Telecom Italia, RSP (1)	112,996	109
UniCredit	6,354	46
World Duty Free (1)	4,431	50
Yoox (1)	740	23
Total Italy (Cost $520)		596

JAPAN 4.9%

Common Stocks 4.9%

Ain Pharmaciez	500	18
Air Water	4,000	71
Aisin Seiki	3,000	137
Asahi Kasei	6,000	56
Ashikaga Holdings	8,500	36
Astellas Pharma	4,400	69
Bank of the Ryukyus	1,800	26
Calbee	500	20
Canon	700	25
Central Japan Railway	400	71
Chugoku Marine Paints	3,000	26
Coca-Cola West	100	2
Credit Saison	6,800	129
CyberAgent	400	19
Daido Steel	1,000	5
Daiichi Sankyo	2,600	45
Daiichikosho	1,100	35
Denso	1,600	79

Dowa Holdings	1,000	9
Eisai	300	20
FamilyMart	2,400	103
FP	300	11
Frontier Real Estate Investment	1	5
Fujitec	3,400	37
Fujitsu General	2,000	29
Hamamatsu Photonics	900	26
Hikari Tsushin	800	53
Honda Motor	4,100	139
Inpex	9,600	120
Japan Securities Finance	2,800	18
Japan Tobacco	5,200	182
JFE Holdings	600	14
Jin	300	12
JSR	1,200	20
Kakaku.com	3,000	46
Kirin Holdings	2,200	29
Koito Manufacturing	3,600	126
Kyocera	900	47
Mabuchi Motor	500	30
Matsumotokiyoshi Holdings	700	26
Message	900	28
METAWATER	1,600	37
Miraca Holdings	1,000	50
Mitsubishi	5,600	121
Mitsubishi Electric	7,000	91
Mitsubishi Estate	1,000	24
Mitsubishi Materials	2,000	7
Mitsubishi Motors	9,700	89
Mitsubishi UFJ Lease & Finance	3,000	16
Mitsui	2,600	36
Mitsui Fudosan	500	15
Musashi Seimitsu Industry	1,500	32
Nabtesco	2,200	61

Nakanishi	600	22
NHK Spring	1,700	19
Nifco	800	28
Nihon Parkerizing	2,000	23
Nikkiso	2,500	23
Nippon Accommodations Fund	3	12
Nippon Ceramic	1,400	20
Nippon Kayaku	2,000	24
Nippon Prologis REIT	2	4
Nippon Seiki	2,000	40
Nippon Soda	4,000	25
Nippon Steel & Sumitomo Metal	4,000	10
Nippon Telegraph & Telephone	5,200	351
Nippon Yusen Kabushiki Kaisha	6,000	19
Nissan Chemical Industries	1,300	26
Nissan Motor	3,500	36
Nisshin Steel	400	5
Obara Group	700	41
Oiles	900	17
Olympus	2,000	72
Otsuka Holdings	1,600	50
Panasonic	2,600	37
Pola Orbis Holdings	600	31
Press Kogyo	8,900	40
Recruit Holdings	800	27
Sankyo-Gunma	200	8
Sanwa Holdings	3,700	28
Skylark	1,700	25
SoftBank	4,600	287
Sony (1)	4,000	121
Sony Financial	3,600	65
Start Today	1,500	37
Sumitomo	22,500	266
Sumitomo Mitsui Trust Holdings	14,000	61
Sumitomo Rubber Industries	2,200	41

Convertible Preferred Stock 0.0%		
ArcelorMittal (USD)	147	3
		3
Total Luxembourg (Cost $5)		4

MALAYSIA 0.1%

Common Stocks 0.1%		
Astro Malaysia Holdings	71,900	63
Bursa Malaysia	8,300	21
Total Malaysia (Cost $90)		84

MEXICO 0.4%

Common Stocks 0.3%		
America Movil, ADR (USD)	1,600	34
Concentradora Fibra Danhos	1,300	3
Credito Real SAB de CV	6,527	16
Fresnillo (GBP)	3,557	39
Grupo Financiero Santander Mexico, Class B, ADR (USD)	8,922	91
Grupo Lala	6,400	13
Grupo Mexico	5,600	17
Infraestructura Energetica Nova	900	5
Wal-Mart de Mexico	27,193	64
		282
Corporate Bonds 0.1%		
America Movil, 5.625%, 11/15/17 (USD)	25,000	27
Pemex Project Funding Master Trust, 6.625%, 6/15/35 (USD)	20,000	23
Petroleos Mexicanos, 3.50%, 7/23/20 (USD) (2)	15,000	15
Petroleos Mexicanos, 5.50%, 6/27/44 (USD)	25,000	25
Petroleos Mexicanos, 6.00%, 3/5/20 (USD)	20,000	23

Southern Copper, 5.875%, 4/23/45 (USD)	15,000	15
		128
Total Mexico (Cost $430)		410
NETHERLANDS 0.7%		
Common Stocks 0.7%		
Aalberts Industries	870	27
Aalberts Industries, Rights, 5/26/15 (1)	810	—
Altice (1)	595	62
ASML Holding	1,097	118
Constellium (USD) (1)	377	7
Imcd (1)	737	28
ING Groep, GDR (1)	8,016	123
Kendrion	736	23
Kendrion, Rights, 5/14/15 (1)	687	—
Koninklijke Ahold	1,949	38
Koninklijke DSM	1,219	69
Koninklijke Philips	3,502	100
Lyondellbasell Industries, Class A (USD)	565	58
NXP Semiconductors (USD) (1)	610	59
		712
Corporate Bonds 0.0%		
ING U.S., FRN, 2.90%, 2/15/18 (USD)	25,000	26
		26
Total Netherlands (Cost $615)		738
NEW ZEALAND 0.1%		
Common Stocks 0.1%		
Fisher & Paykel Healthcare, C Shares	8,666	43

SINGAPORE 0.3%

Common Stocks 0.3%

Avago Technologies (USD)	500	58
CapitaMall Trust	8,200	14
ComfortDelGro	20,800	48
DBS Group	3,600	57
Mapletree Industrial Trust	5,000	6
Sembcorp Industries	5,600	19
United Overseas Bank	6,300	116
Venture	2,000	13
Wilmar International	12,000	30
		361

Preferred Stocks 0.0%

Flipkart, Series G, Acquisition Date: 12/17/14 Cost $7 (USD) (1)(3)(4)	55	8
Flipkart, Series H, Acquisition Date: 4/17/15 Cost $3 (USD) (1)(3)(4)	23	3
		11
Total Singapore (Cost $320)		372

SOUTH AFRICA 0.4%

Common Stocks 0.4%

AngloGold Ashanti (1)	1,482	17
Aspen Pharmacare Holdings	4,197	127
FirstRand	6,105	29
Mr Price	1,221	26
Naspers, N Shares	197	31
Sanlam	9,030	58
Shoprite Holdings	5,450	78
Woolworths Holdings	8,393	63
Total South Africa (Cost $399)		429

SOUTH KOREA 1.0%

Common Stocks 1.0%

AfreecaTV	1,137	25
Binggrae	468	38
CJ CheilJedang	71	28
GS Retail	887	32
Hana Financial Group	1,796	53
Hyundai Glovis	93	20
Hyundai Mobis	317	70
Hyundai Motor	452	71
Korea Zinc	25	11
Korean Reinsurance	1,711	19
KT&G	724	64
LG Household & Health Care	196	144
LS Industrial Systems	275	15
NAVER	184	111
POSCO	67	16
Samsung Electronics	139	182
Shinhan Financial Group	608	25
SK Hynix	2,736	117
		1,041

Corporate Bonds 0.0%

Hyundai Capital America, 2.55%, 2/6/19 (USD) (2)	20,000	20
		20
Total South Korea (Cost $984)		1,061

SPAIN 0.8%

Common Stocks 0.8%

Acerinox	5,027	74
Amadeus IT Holding, A Shares	2,178	99
Axia Real Estate Socimi (1)	2,037	27
Banco Bilbao Vizcaya Argentaria	12,871	130

Baron de Ley (1)	135	14
Enagas	1,540	47
Gas Natural	2,905	71
Grifols	847	36
Grifols, ADR (USD)	1,600	51
Indra Sistemas	1,125	13
Inmobiliaria Colonial (1)	1,110	1
Jazztel (1)	2,616	38
Laboratorios Farmaceuticos Rovi	1,756	30
Telefonica	11,602	177
Vidrala	464	22
Total Spain (Cost $766)		830

SWEDEN 0.7%

Common Stocks 0.7%

Assa Abloy, B Shares	1,213	70
Autoliv, GDR	167	20
Avanza Holding Bank	907	39
Byggmax	2,206	16
Elekta, B Shares	4,407	41
Hexagon, B Shares	2,175	81
Hufvudstaden, A Shares	415	6
Indutrade	329	16
Lindab International	1,291	11
LM Ericsson	1,989	22
Nibe Industrier, B Shares	696	19
Nordea Bank	3,154	40
Svenska Cellulosa, B Shares	3,189	81
Svenska Handelsbanken, A Shares	4,743	218
Swedbank	2,003	46
Thule	1,352	15
Volvo, B Shares	3,977	55

Vostok Nafta Investment, GDR (1)	1,954	13
Total Sweden (Cost $771)		809

SWITZERLAND 2.2%

Common Stocks 2.2%

ABB	2,141	47
Credit Suisse	8,984	238
DKSH Holding	443	35
Dufry (1)	521	77
GAM Holding (1)	5,159	117
Holcim	2,263	183
Julius Baer	904	48
Nestle	3,587	280
Novartis	5,480	566
Partners Group Holding	153	48
PSP Swiss Property	132	12
Richemont, GDR (ZAR)	4,097	37
Richemont, Class A	1,761	157
Roche Holding	702	202
Sfs (1)	345	26
SGS	14	27
Sonova	481	67
Sulzer	730	82
Syngenta	97	32
Tecan	257	34
Zurich Insurance Group	483	149
		2,464

Corporate Bonds 0.0%

Transocean, 6.375%, 12/15/21 (USD)	20,000	18
		18
Total Switzerland (Cost $2,272)		2,482

TAIWAN 0.7%

Common Stocks 0.7%

Catcher Technology	10,000	117
China Life Insurance	26,700	28
Delta Electronics	7,000	42
Gourmet Master	4,000	17
PChome Online	3,111	53
Quanta Computer	15,000	38
Taiwan Cement	12,000	17
Taiwan Semiconductor Manufacturing	86,000	415
Uni-President Enterprises	49,375	81
Total Taiwan (Cost $651)		808

THAILAND 0.2%

Common Stocks 0.2%

Bangkok Bank, NVDR	2,500	14
BEC World	18,100	22
Central Pattana	9,400	12
CP ALL	41,100	52
CPN Retail Growth Leasehold Pr Fund	32,900	17
Kasikornbank, NVDR	10,100	64
Major Cineplex	44,500	45
Siam Cement	1,400	23
Siam Cement, NVDR	100	2
Total Thailand (Cost $234)		251

TURKEY 0.1%

Common Stocks 0.1%

Anadolu Efes Biracilik Ve Malt Sanayii (1)	1,159	10
BIM Birlesik Magazalar	2,685	50
Turkiye Garanti Bankasi	18,066	57

Turkiye Halk Bankasi	3,196	16
		133
Government Bonds 0.0%		
Republic of Turkey, 7.00%, 6/5/20 (USD)	25,000	29
		29
Total Turkey (Cost $181)		162

UNITED ARAB EMIRATES 0.2%

Common Stocks 0.2%		
Air Arabia	70,691	31
DP World (USD)	5,152	119
Emaar Malls Group PJSC (1)	12,746	11
First Gulf Bank	4,466	19
Total United Arab Emirates (Cost $144)		180

UNITED KINGDOM 6.0%

Common Stocks 5.8%		
3I Group	5,201	40
Abcam	5,307	43
Amec Foster Wheeler	780	11
Anglo American	937	16
ARM Holdings	4,139	70
Auto Trader (1)	4,679	20
Aviva	30,471	246
Barclays	44,055	172
Barclays, ADR (USD)	10,221	161
BG Group	3,458	63
BHP Billiton	4,387	104
Burberry	1,704	46
Capita	7,044	123
Centamin	6,264	6
Close Brothers Group	511	12

Compass Group	7,837	139
Derwent London	202	11
DFS Furniture (1)	6,294	27
Direct Line Insurance	36,682	179
Domino Printing Sciences	2,606	37
easyJet	1,447	40
Ebiquity (1)	7,389	14
Exova (1)	10,774	31
Experian	6,627	118
Flybe (1)	16,857	15
GKN	21,485	116
GlaxoSmithKline, ADR (USD)	3,588	166
Glencore	9,718	46
Great Portland Estates	612	8
Hammerson	839	9
Hays	14,493	34
Huntsworth	13,214	8
Informa	2,056	18
Intermediate Capital	3,570	29
Investec	14,722	141
IP (1)	5,756	17
IQE (1)	89,631	31
Johnson Matthey	197	10
Jupiter Fund Management	7,378	49
KAZ Minerals (1)	175	1
Kingfisher	9,488	51
Ladbrokes	6,655	10
Land Securities	3,722	71
Liberty Global, Class A (USD) (1)	2,278	119
Liberty Global, Series C (USD) (1)	1,963	99
Lloyds Banking Group	154,006	183
London Stock Exchange	708	28
Marks & Spencer Group	17,134	145
National Grid	6,012	81
Ophir Energy (1)	7,083	15

Optimal Payments (1)	1,968	9
Optimal Payments, Rights, 5/12/15	2,860	13
Oxford Instruments	2,992	43
Paypoint	2,818	37
Persimmon	3,806	99
Petra Diamonds (1)	12,398	30
Playtech	4,299	54
Polypipe	4,790	20
Prudential	1,647	41
Randgold Resources	391	30
Rathbone Brothers	566	19
Rio Tinto	3,040	135
Rio Tinto, ADR (USD)	90	4
Rolls-Royce	13,623	218
Royal Bank of Scotland (1)	29,934	155
Royal Dutch Shell, ADR (USD)	281	18
Royal Dutch Shell, B Shares	2,211	71
Royal Dutch Shell, B Shares, ADR (USD)	4,906	317
RSA Insurance Group	15,751	103
SABMiller	1,219	65
SABMiller (ZAR)	1,788	95
Serco Group	14,424	30
Shaftesbury	1,159	15
Shire	678	55
Shire, ADR (USD)	519	126
Sky	10,044	166
SSE	5,626	133
Standard Chartered	8,148	133
Standard Life	3,038	22
Ted Baker	990	43
Tesco	12,071	41
Unilever	3,225	142
Vesuvius	4,118	29
Victrex	2,050	62
Vodafone, ADR (USD)	4,470	157

Volution	8,545	19
WANdisco (1)	2,524	11
Weir Group	80	2
William Hill	15,243	84
WPP	12,016	281
Xchanging	13,001	24
YouGov	12,354	23
		6,403
Preferred Stocks 0.0%		
Rolls-Royce, C Shares (1)	1,926,342	3
		3
Corporate Bonds 0.2%		
Abbey National Treasury Services, 1.375%, 3/13/17 (USD)	25,000	25
Abbey National Treasury Services, 2.35%, 9/10/19 (USD)	25,000	25
BP Capital Markets, 1.375%, 11/6/17 (USD)	20,000	20
HSBC Holdings, 5.10%, 4/5/21 (USD)	20,000	23
Rio Tinto Finance USA, 1.375%, 6/17/16 (USD)	25,000	25
Royal Bank of Scotland, 2.55%, 9/18/15 (USD)	50,000	50
		168
Total United Kingdom (Cost $6,419)		6,574
UNITED STATES 60.1%		
Common Stocks 24.4%		
3M	481	75
AbbVie	3,627	235
ACADIA Pharmaceuticals (1)	671	23
Acadia Realty Trust, REIT	319	10
Acceleron Pharma (1)	192	5
Actavis (1)	1,068	302
AES	15,047	199
Aetna	1,233	132
Agilent Technologies	3,803	157

Agios Pharmaceuticals (1)	64	6
Air Products & Chemicals	31	4
Airgas	160	16
Akamai Technologies (1)	768	57
Alcoa	1,410	19
Alexander & Baldwin	80	3
Alexandria Real Estate, REIT	68	6
Alexion Pharmaceuticals (1)	1,354	229
Allegion	43	3
Allstate	400	28
Alnylam Pharmaceuticals (1)	339	35
AM Castle (1)	250	1
Amazon.com (1)	1,328	560
American Airlines	10,810	522
American Campus Communities, REIT	258	10
American Electric Power	1,923	109
American Tower, REIT	1,398	132
Ameriprise Financial	1,288	161
AmerisourceBergen	264	30
Amgen	440	69
Anadarko Petroleum	201	19
Anthem	1,527	230
Apache	1,629	111
Apple	3,297	413
Applied Materials	1,020	20
Ashland	1,092	138
Atmos Energy	20	1
Autodesk (1)	446	25
AutoZone (1)	34	23
AvalonBay Communities, REIT	303	50
Baker Hughes	80	5
Ball	71	5
Bank of America	17,321	276
Bank of New York Mellon	5,238	222
Becton, Dickinson & Company	307	43

Berry Plastics (1)	220	8
Biogen (1)	823	308
BlackRock	216	79
Boeing	3,477	498
Borg-Warner	117	7
Boston Beer, Class A (1)	61	15
Boston Properties, REIT	261	35
Bristol-Myers Squibb	142	9
Bristow Group	60	4
Bunge Limited	1,694	146
CA	5,091	162
Camden Property Trust, REIT	196	15
Cameron International (1)	70	4
Cardinal Health	488	41
CarMax (1)	714	49
Carnival	3,820	168
Carpenter Technology	40	2
CBL & Associates Properties, REIT	198	4
CBOE Holdings	165	9
Celanese, Series A	2,857	190
Celgene (1)	1,186	128
CenterPoint Energy	1,557	33
CF Industries	15	4
Chevron	30	3
Chipotle Mexican Grill (1)	152	94
Cigna	1,685	210
Cimarex Energy	1,025	127
Cisco Systems	2,930	84
Citigroup	6,649	355
Coca-Cola Enterprises	1,760	78
Cognizant Technology Solutions (1)	189	11
Comcast, Class A	1,690	97
Comcast, Class A	410	24
ConAgra	2,701	98
Concho Resources (1)	1,151	146

CONSOL Energy	147	5
Constellation Brands, Class A (1)	119	14
Continental Resources (1)	351	18
Cooper Companies	51	9
Corporate Office Properties Trust, REIT	160	4
Costco Wholesale	196	28
Crown Castle International, REIT	121	10
CVS Health	1,890	188
Danaher	3,907	320
DaVita HealthCare Partners (1)	490	40
DCT Industrial Trust, REIT	311	10
Delphi Automotive	73	6
Delta Air Lines	2,812	126
Diamondback Energy (1)	116	10
Digital Realty Trust, REIT	642	41
Discover Financial	2,346	136
Douglas Emmett, REIT	1,002	29
Dover	80	6
Dow Chemical	20	1
Dr Pepper Snapple	823	61
DTE Energy	20	2
E*TRADE Financial (1)	1,625	47
Eagle Materials	90	7
EastGroup Properties, REIT	75	4
Ecolab	574	64
EI du Pont de Nemours	1,203	88
Electronic Arts (1)	399	23
Eli Lilly	258	19
Energizer	295	40
Entergy	540	42
EOG Resources	164	16
EQT	985	89
Equifax	422	41
Equity Residential, REIT	294	22
Essex Property Trust, REIT	173	38

Estee Lauder, Class A	289	23
Evercore Partners	99	5
Exelon	5,444	185
Exterran Holdings	175	6
Exxon Mobil Corporation	210	18
Facebook (1)	3,973	313
Federal Realty Investment Trust, REIT	276	37
FedEx	1,044	177
FirstEnergy	6,811	245
Fiserv (1)	1,038	81
Flotek Industries (1)	170	2
Flowserve	990	58
FNF	741	27
Freeport-McMoRan	477	11
GE	24,272	657
General Growth Properties, REIT	1,512	41
Gentherm (1)	219	12
Genworth Financial, Class A (1)	6,415	56
Gilead Sciences (1)	2,666	268
Google, Class C	692	372
Google Class A (1)	243	133
GrubHub (1)	842	35
Halliburton	427	21
Hanesbrands	1,393	43
Harman International	424	55
Harsco	234	4
HCA Holdings (1)	2,291	170
Healthcare Realty Trust, REIT	364	9
Helix Energy Solutions Group (1)	270	4
Helmerich & Payne	40	3
Henry Schein (1)	38	5
Hess	185	14
Highwoods Properties, REIT	230	10
Hilton Worldwide Holdings (1)	2,257	65
Home Depot	827	88

Home Properties of New York, REIT	170	12
Honeywell International	2,184	220
Horsehead Holding (1)	75	1
Host Hotels & Resorts, REIT	396	8
Humana	69	11
IAC/InterActiveCorp	226	16
IDEXX Laboratories (1)	244	31
IHS (1)	109	14
Illumina (1)	234	43
Incyte (1)	288	28
Ingersoll-Rand	80	5
Ingredion	1,942	154
Insmed (1)	385	8
Intercept Pharmaceuticals (1)	54	14
Intercontinental Exchange	835	187
International Flavors & Fragrances	35	4
International Paper	1,261	68
Intuit	14	1
Intuitive Surgical (1)	248	123
Invesco	2,289	95
Isis Pharmaceuticals (1)	243	14
J.B. Hunt Transport Services	202	18
J.M. Smucker	80	9
Jacobs Engineering Group (1)	67	3
JC Penney (1)	6,170	51
Johnson Controls	1,876	95
JPMorgan Chase	5,560	352
Kansas City Southern	807	83
Kapstone Paper & Packaging	86	2
Kate Spade (1)	913	30
Kellogg	620	39
Keurig Green Mountain	397	46
Keysight Technologies (1)	1,075	36
Kilroy Realty, REIT	271	19
Kimco Realty, REIT	842	20

Kohl's	322	23
L Brands	333	30
Las Vegas Sands	1,379	73
Lennar, Class A (5)	470	22
LinkedIn (1)	327	82
Lowe's	4,921	339
Macerich Company, REIT	364	30
Marathon Oil	230	7
Marathon Petroleum	30	3
Marriott, Class A	125	10
Marsh & McLennan	2,735	154
Martin Marietta Materials	168	24
MasterCard, Class A	2,526	228
Matador Resources (1)	224	6
Mattel	1,825	51
McDonald's	692	67
McKesson	1,391	311
MeadWestvaco	146	7
Medtronic	3,009	224
Merck	5,003	298
MetLife	5,867	301
MGM Resorts International (1)	1,724	36
Micron Technology (1)	7,093	200
Microsoft	7,635	371
Minerals Technologies	138	9
Mondelez International	162	6
Monsanto	237	27
Monster Beverage (1)	48	7
Morgan Stanley	9,542	356
Mosaic	240	11
Motorola Solutions	716	43
Murphy USA (1)	50	3
Mylan (1)	2,230	161
Netflix (1)	397	221
NetSuite (1)	210	20

Newfield Exploration (1)	30	1
NewMarket	5	2
Newpark Resources (1)	100	1
Nike, Class B	1,329	131
NiSource	445	19
Noble (5)	230	4
Northern Trust	96	7
Norwegian Cruise Line Holdings (1)	335	16
NRG Energy	3,728	94
Nucor	333	16
O'Reilly Automotive (1)	355	77
Oasis Petroleum (1)	50	1
Occidental Petroleum	820	66
Ophthotech (1)	215	10
PACCAR	177	12
Pacira Pharmaceuticals (1)	180	12
Pall	255	25
Palo Alto Networks (1)	61	9
Pandora Media (1)	1,617	29
Patterson-UTI Energy	170	4
PDC Energy (1)	54	3
Pebblebrook Hotel Trust, REIT	206	9
Pentair	1,541	96
PepsiCo	1,055	100
Perrigo	249	46
Pfizer	13,627	462
PG&E	2,959	157
Pharmacyclics (1)	156	40
Philip Morris International	2,094	175
Pioneer Natural Resources	1,792	310
Plum Creek Timber, REIT	179	8
PNC Financial Services Group	877	80
PNM Resources	77	2
Polaris Industries	10	1
PolyOne	70	3

Post Properties, REIT	28	2
PPG Industries	73	16
Praxair	78	9
Precision Castparts	319	66
Priceline (1)	318	394
Prologis, REIT	1,035	42
PS Business Parks, REIT	89	7
Public Storage, REIT	190	36
Puma Biotechnology (1)	82	15
PVH	15	2
QUALCOMM	1,923	131
Quanta Services (1)	163	5
Range Resources	623	40
Red Hat (1)	575	43
Regency Centers, REIT	505	32
Regeneron Pharmaceuticals (1)	367	168
Rite Aid (1)	9,761	75
RLJ Lodging Trust, REIT	150	4
Roper Technologies	905	152
Rosetta Resources (1)	150	3
Ross Stores	435	43
Royal Caribbean Cruises	23	2
RPM	540	26
RTI International Metals (1)	100	4
Ryerson Holding (1)	181	1
Salesforce.com (1)	2,028	148
SanDisk	483	32
Schlumberger	86	8
Schweitzer-Mauduit International	70	3
Seagate Technology	1,121	66
ServiceNow (1)	924	69
Sherwin-Williams	781	217
Simon Property Group, REIT	500	91
SL Green Realty, REIT	318	39
SM Energy	79	5

Splunk (1)	338	22
Starbucks	3,701	183
Starwood Hotels & Resorts Worldwide	78	7
State Street	2,882	222
Steel Dynamics	380	8
Stillwater Mining (1)	786	11
Stryker	213	20
Sunstone Hotel Investors, REIT	240	4
Superior Energy	140	4
Synageva BioPharma (1)	52	5
Sysco	3,892	144
T-Mobile US (1)	2,351	80
T2 Biosystems (1)	407	6
TASER International (1)	464	14
Taubman Centers, REIT	180	13
TD Ameritrade Holding	4,161	151
Terreno Realty, REIT	223	5
TESARO (1)	172	9
Tesco	140	2
Tesla Motors (1)	203	46
Texas Instruments	2,900	157
Textron	1,514	67
Thermo Fisher Scientific	2,775	349
Tiffany	251	22
Time Warner	152	13
Time Warner Cable, Class A	66	10
TripAdvisor (1)	424	34
TSC	488	42
Twenty-First Century Fox, Class A	22	1
Twitter (1)	3,059	119
Tyco International	2,200	87
U.S. Steel	150	4
Union Pacific	285	30
United Continental (1)	983	59
United Technologies	2,295	261

United Therapeutics (1)	18	3
UnitedHealth Group	2,734	305
Urban Edge Properties, REIT	311	7
US Silica Holdings	130	5
V. F.	75	5
VeriSign (1)(5)	374	24
Verisk Analytics, Class A (1)	118	9
Vertex Pharmaceuticals (1)	985	121
Viacom, Class B	1,510	105
Visa, A Shares	5,638	372
Vornado Realty Trust, REIT	343	35
Vulcan Materials	896	77
Wabtec	442	42
Walgreens Boots Alliance	535	44
Walt Disney	1,166	127
Watts Water Technologies, Class A	30	2
Weingarten Realty Investors, REIT	361	12
WellCare Health Plans (1)	265	21
Wells Fargo	3,605	199
Western Digital	821	80
Western Union	4,831	98
Weyerhaeuser, REIT	3,439	108
Whiting Petroleum (1)	80	3
Whole Foods Market	522	25
Willis Group Holdings	1,262	61
Workday (1)	641	58
Worthington Industries	190	5
WPX Energy (1)	502	7
Wynn Resorts	710	79
Xerox	6,100	70
XL Group	2,748	102
Xylem	130	5
Yahoo! (1)	1,483	63

Zillow (1)	179	17
		26,973
Convertible Preferred Stock 0.0%		
Dropbox, Series C, Acquisition Date: 1/30/14, Cost $6 (1)(3)(4)	331	6
Southwestern Energy	30	2
		8
Convertible Bonds 0.0%		
Forest City Enterprises, 4.25%, 8/15/18	3,000	4
		4
Corporate Bonds 3.7%		
21st Century Fox America, 4.50%, 2/15/21	20,000	22
21st Century Fox America, 5.65%, 8/15/20	20,000	23
AbbVie, 1.75%, 11/6/17	20,000	20
Actavis Funding, 4.55%, 3/15/35	15,000	15
Aetna, 2.20%, 3/15/19	15,000	15
AHS Hospital, 5.024%, 7/1/45	20,000	20
Alcoa, 5.95%, 2/1/37	5,000	5
Altria Group, 4.75%, 5/5/21	20,000	22
Amazon.Com, 3.30%, 12/5/21	40,000	42
American Airlines PTC, 3.375%, 11/1/28	35,000	36
American Airlines PTC, 3.70%, 4/1/28	33,974	35
American Express, 5.50%, 9/12/16	15,000	16
American Express Credit, 2.125%, 7/27/18	25,000	26
American International Group, 2.30%, 7/16/19	15,000	15
Ameriprise Financial, 7.30%, 6/28/19	20,000	24
Amgen, 2.125%, 5/15/17	25,000	26
Apple, 1.00%, 5/3/18	20,000	20
Arrow Electronics, 3.00%, 3/1/18	20,000	21
Arrow Electronics, 4.00%, 4/1/25	10,000	10
AT&T, 1.40%, 12/1/17	25,000	25
AT&T, 2.95%, 5/15/16	15,000	15
AT&T, 3.00%, 6/30/22	25,000	25
Baltimore Gas & Electric, 3.35%, 7/1/23	25,000	26

Bank of America, 1.50%, 10/9/15	25,000	25
Bank of America, 2.65%, 4/1/19	20,000	20
Bank of America, 4.125%, 1/22/24	25,000	26
Bank of New York Mellon, 0.70%, 10/23/15	25,000	25
BB&T, 2.05%, 6/19/18	15,000	15
Berkshire Hathaway, 1.55%, 2/9/18	25,000	25
Berkshire Hathaway Energy, 5.15%, 11/15/43	25,000	29
Boardwalk Pipelines, 4.95%, 12/15/24	10,000	10
Bunge Finance, 5.90%, 4/1/17	25,000	27
Bunge Limited Finance, 5.10%, 7/15/15	25,000	25
California Resources, 5.50%, 9/15/21	9,000	9
California Resources, 6.00%, 11/15/24	10,000	9
Cameron International, 1.40%, 6/15/17	25,000	25
Caterpillar Financial Services, 0.70%, 11/6/15	20,000	20
Catholic Health Initiatives, 2.95%, 11/1/22	25,000	25
CC Holdings, 3.849%, 4/15/23	25,000	25
Celgene, 2.30%, 8/15/18	25,000	26
Chevron, 2.427%, 6/24/20	25,000	26
Citigroup, 1.80%, 2/5/18	25,000	25
Citigroup, 1.85%, 11/24/17	25,000	25
CMS Energy, 4.875%, 3/1/44	25,000	28
CNA Financial, 3.95%, 5/15/24	5,000	5
CNA Financial, 5.875%, 8/15/20	25,000	29
COX Communications, 2.95%, 6/30/23 (2)	20,000	19
COX Communications, 6.25%, 6/1/18 (2)	25,000	28
DCP Midstream Operating, 3.875%, 3/15/23	25,000	23
DDR, 3.375%, 5/15/23	25,000	25
Delphi, 4.15%, 3/15/24	15,000	16
DIRECTV Holdings, 2.40%, 3/15/17	25,000	25
Discover Financial Servicers, 3.75%, 3/4/25	15,000	15
Dominion Resources, 2.50%, 12/1/19	20,000	20
Dow Chemical, 4.25%, 11/15/20	20,000	22
Duke Energy, 1.625%, 8/15/17	25,000	25
Duke Energy, 2.10%, 6/15/18	25,000	26
Eaton Vance, 3.625%, 6/15/23	15,000	15

Enbridge Energy Partners, 5.20%, 3/15/20	25,000	28
Energy Transfer Partners, 5.20%, 2/1/22	20,000	22
EnLink Midstream Partners, 2.70%, 4/1/19	5,000	5
Enterprise Products Operations, 3.35%, 3/15/23	25,000	25
Enterprise Products Operations, 4.85%, 3/15/44	25,000	26
EQT Midstream Partners, 4.00%, 8/1/24	25,000	25
ERAC USA Finance, 2.75%, 3/15/17 (2)	20,000	21
ERAC USA Finance, 2.80%, 11/1/18 (2)	5,000	5
Eversource Energy, 1.60%, 1/15/18	5,000	5
Exelon Generation, 5.20%, 10/1/19	25,000	28
Exelon Generation, 6.25%, 10/1/39	15,000	18
Express Scripts, 3.125%, 5/15/16	20,000	21
Fifth Third Bancorp, 4.30%, 1/16/24	65,000	69
Fiserv, 3.125%, 6/15/16	25,000	26
Florida Gas Transmission, 3.875%, 7/15/22 (2)	20,000	21
GATX, 1.25%, 3/4/17	10,000	10
GATX, 2.60%, 3/30/20	5,000	5
GE Capital, 1.00%, 12/11/15	25,000	25
GE Capital, 1.625%, 4/2/18	50,000	51
GE Capital, 2.20%, 1/9/20	20,000	20
General Motors, 4.00%, 4/1/25	10,000	10
General Motors Financial, 3.15%, 1/15/20	20,000	20
George Washington Univ., 4.30%, 9/15/44	15,000	15
Goldman Sachs, 3.625%, 2/7/16	25,000	26
Goldman Sachs, 6.75%, 10/1/37	10,000	13
Goldman Sachs, 7.50%, 2/15/19	20,000	24
Harris, 4.854%, 4/27/35	50,000	50
Harvard Univ., Presidents & Fellows, 3.619%, 10/1/37	25,000	25
Howard Hughes Medical Institute, 3.50%, 9/1/23	20,000	21
Humana, 2.625%, 10/1/19	25,000	26
Intercontinental Exchange, 2.50%, 10/15/18	5,000	5
International Paper, 5.25%, 4/1/16	25,000	26
Interpublic Group of Companies, 4.00%, 3/15/22	25,000	26
J.B. Hunt Transportation Services, 2.40%, 3/15/19	5,000	5
Jefferies Group, 3.875%, 11/9/15	25,000	25

John Deere Capital, 1.70%, 1/15/20	25,000	25
JPMorgan Chase, 1.625%, 5/15/18	20,000	20
JPMorgan Chase, 3.375%, 5/1/23	90,000	90
Kansas City Southern Railway, VR, 4.30%, 5/15/43	50,000	51
Keysight Technologies, 3.30%, 10/30/19 (2)	25,000	25
Kilroy Realty, 4.25%, 8/15/29	25,000	26
Kinder Morgan, 2.00%, 12/1/17	20,000	20
Kroger, 1.20%, 10/17/16	5,000	5
Liberty Mutual Insurance, 4.25%, 6/15/23 (2)	10,000	11
Liberty Mutual Insurance, 4.85%, 8/1/44 (2)	20,000	21
Marathon Oil, 0.90%, 11/1/15	25,000	25
Marsh & McLennan, 2.35%, 9/10/19	50,000	51
McKesson, 1.292%, 3/10/17	15,000	15
McKesson, 1.40%, 3/15/18	25,000	25
Medtronic, 2.50%, 3/15/20 (2)	40,000	41
Merrill Lynch, 6.875%, 4/25/18	25,000	29
Morgan Stanley, 1.75%, 2/25/16	25,000	25
Morgan Stanley, 2.125%, 4/25/18	40,000	40
Morgan Stanley, 3.95%, 4/23/27	35,000	34
Morgan Stanley, 4.30%, 1/27/45	45,000	44
Nabors, 2.35%, 9/15/16	5,000	5
National Rural Utilities Cooperative Finance, 2.35%, 6/15/20	10,000	10
NBC Universal, 5.15%, 4/30/20	40,000	46
Noble Energy, 5.05%, 11/15/44	20,000	21
Noble Energy, 6.00%, 3/1/41	20,000	22
Noble Holding, 4.00%, 3/16/18	20,000	20
Northern Trust, 3.95%, 10/30/25	25,000	27
O'Reilly Automotive, 3.80%, 9/1/22	25,000	26
Omnicom Group, 3.65%, 11/1/24	50,000	51
Oracle, 2.25%, 10/8/19	25,000	25
Packaging Corporation of America, 3.65%, 9/15/24	15,000	15
Penske, 2.50%, 6/15/19 (2)	20,000	20
Plains All American Pipeline, 3.60%, 11/1/24	45,000	45
PNC Funding, 3.30%, 3/8/22	20,000	21
Priceline Group, 3.65%, 3/15/25	30,000	31

Principal Financial Group, 3.30%, 9/15/22	25,000	25
Providence Health & Services, 4.379%, 10/1/23	25,000	27
Prudential Financial, 3.00%, 5/12/16	25,000	26
PSEG Power, 2.75%, 9/15/16	25,000	26
Regency Centers, 5.875%, 6/15/17	25,000	27
Reinsurance Group of America, 5.00%, 6/1/21	20,000	22
Republic Services, 5.50%, 9/15/19	25,000	28
Reynolds American, 1.05%, 10/30/15	25,000	25
Roper Industries, 2.05%, 10/1/18	5,000	5
Rowan Companies, 4.75%, 1/15/24	15,000	14
SBA Tower Trust, 2.898%, 10/15/44 (2)	25,000	25
SESI, 6.375%, 5/1/19	40,000	41
Simon Property Group, 3.375%, 10/1/24	45,000	46
Southern Company, 2.45%, 9/1/18	25,000	26
Southwest Airlines, 5.75%, 12/15/16	25,000	27
Southwestern Energy, 3.30%, 1/23/18	5,000	5
Spectra Energy Partners, 4.75%, 3/15/24	20,000	22
State Street, 3.10%, 5/15/23	25,000	25
Textron, 3.65%, 3/1/21	10,000	10
Thermo Fisher Scientific, 2.40%, 2/1/19	40,000	41
Toyota Motor Credit, 1.45%, 1/12/18	20,000	20
Toyota Motor Credit, 2.05%, 1/12/17	25,000	26
Trinity Health Credit Group, 4.125%, 12/1/45	25,000	25
Tyson Foods, 4.50%, 6/15/22	50,000	55
U.S. Bancorp, 3.442%, 2/1/16	20,000	20
Union Pacific, 2.25%, 2/15/19	25,000	26
Union Pacific, 4.75%, 9/15/41	10,000	11
United Airlines Pass-Through Trust, ETC, 3.75%, 3/3/28	5,000	5
United Airlines Pass-Through Trust, ETC 4.75%, 10/11/23	5,000	5
Ventas Realty, 3.25%, 8/15/22	20,000	20
Verizon Communications, 2.625%, 2/21/20	26,000	26
Verizon Communications, 5.15%, 9/15/23	25,000	28
Verizon Communications, 6.40%, 9/15/33	35,000	43
Viacom, 2.20%, 4/1/19	25,000	25
Walgreens Boots Alliance, 1.75%, 11/17/17	10,000	10

Wells Fargo, 3.50%, 3/8/22	45,000	47
Western Gas Partners, 4.00%, 7/1/22	20,000	20
Western Gas Partners, 5.45%, 4/1/44	25,000	27
Whirlpool, 1.65%, 11/1/17	10,000	10
Whiting Petroleum, 5.75%, 3/15/21	8,000	8
Williams Partners, 4.125%, 11/15/20	25,000	26
Xerox, 2.75%, 9/1/20	30,000	30
Xerox, 2.95%, 3/15/17	25,000	26
Zimmer Holdings, 3.15%, 4/1/22	20,000	20
Zimmer Holdings, 4.25%, 8/15/35	40,000	40
		4,140
Asset-Backed Securities 0.5%		
AmeriCredit Automobile Receivables Trust, Series 2013-2 Class B, 1.19%, 5/8/18	20,000	20
AmeriCredit Automobile Receivables Trust, Series 2013-3 Class A3, 0.92%, 4/9/18	22,258	23
Ascentium Equipment Receivables, Series 2015-1A, Class A3 1.61%, 10/13/20 (2)	14,000	14
Capital Auto Receivables Asset Trust, Series 2013-1, Class C 1.74%, 10/22/18	20,000	20
Capital Auto Receivables Asset Trust, Series 2013-3 Class A3, 1.31%, 12/20/17	20,000	20
CarMax Auto Owner Trust, Series 2013-1, Class A4 0.89%, 8/17/18	20,000	20
CNH Equipment Trust, Series 2013-C, Class A3, 1.02%, 8/15/18	30,000	30
DB Master Finance, Series 2015-1A, Class A2II 3.98%, 2/20/45 (2)	50,000	51
Ford Credit Auto Owner Trust, Series 2013-C, Class A4 1.25%, 10/15/18	10,000	10
Ford Credit Floorplan Master Owner, Series 2013-3, Class A1 0.79%, 6/15/17	20,000	20
GE Equipment Transportation, Series 2015-1, Class A3 1.28%, 2/25/19	7,000	7
John Deere Owner Trust, Series 2014-B, Class A3 1.07%, 11/15/18	45,000	45
Nissan Auto Receivables Owner Trust, Series 2013-A, Class A3 0.84%, 11/15/17	23,157	23

Sierra Receivables Funding, Series 2014-1A, Class A 2.07%, 3/20/30 (2)	54,303	55
Sierra Receivables Funding, Series 2014-2A, Class A 2.05%, 6/20/31 (2)	65,723	66
SMB Private Education Loan Trust, Series 2015-B, Class A2A 2.49%, 6/15/27 (2)	100,000	100
		524
Non-U.S. Government Mortgage-Backed Securities 0.4%		
Banc of America Commercial Mortgage Securities Series 2006-3, Class AM, ARM, 6.038%, 7/10/44	40,000	41
Banc of America Commercial Mortgage Securities Series 2007-4, Class A4, ARM,5.944%, 2/10/51	28,451	31
Banc of America Commercial Mortgage Securities Series 2007-4, Class AM, ARM, 6.011%, 2/10/51	25,000	27
Citigroup Commercial Mortgage Trust, Series 2014-GC19 Class A1, 1.199%, 3/10/47	25,032	25
Commercial Mortgage PTC, Series 2014-CR20, Class A1 1.324%, 11/10/47	9,248	9
Commercial Mortgage PTC, Series 2014-LC15, Class B ARM, 4.599%, 4/10/47	45,000	49
Commercial Mortgage PTC, Series 2014-UBS2, Class A1 1.298%, 3/10/47	25,656	26
Commercial Mortgage PTC, Series 2014-UBS5, Class A1 1.373%, 9/10/47	18,184	18
Connecticut Avenue Securities, Series 2015-C01, Class 1M1 ARM, 1.681%, 2/25/25	8,561	9
Connecticut Avenue Securities, Series 2015-C01, Class 2M1 ARM, 1.681%, 2/25/25	8,201	8
FREMF Mortgage Trust, Series 2014-K41, Class B, ARM 3.96%, 11/25/47 (2)	30,000	31
FREMF Mortgage Trust, Series 2015-K43, Class B, ARM 3.863%, 2/25/48 (2)	25,000	26
Goldman Sachs Mortgage Securities Trust, Series 2014-GC24 Class A1, 1.509%, 9/10/47	18,179	18
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB20, Class A4, ARM, 5.794%, 2/12/51	19,970	21
JPMorgan Chase Commercial Mortgage Securities Series 2014-C22, Class A1, 1.451%, 9/15/47	9,056	9

JPMorgan Chase Commercial Mortgage Securities Series 2014-C23, Class A1, 1.65%, 9/15/47	23,268	23
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A4, 3.102%, 5/15/46	20,000	21
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class B, ARM, 4.464%, 8/15/47	20,000	22
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class A1, 1.686%, 10/15/47	23,469	24
WF-RBS Commercial Mortgage Trust, Series 2013-C15, Class A1 1.264%, 8/15/46	4,155	4
WF-RBS Commercial Mortgage Trust, Series 2013-C16, Class A1 1.406%, 9/15/46	7,182	7
WF-RBS Commercial Mortgage Trust, Series 2013-C17, Class A1 1.154%, 12/15/46	7,545	8
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A1 1.233%, 3/15/47	20,505	20
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A1 1.479%, 9/15/57	9,147	9
		486
U.S. Government & Agency Mortgage-Backed Securities 0.3% (9)		
Federal Home Loan Mortgage, 0.75%, 1/12/18	50,000	50
Federal Home Loan Mortgage, 1.671%, 9/25/19	53,069	53
Federal Home Loan Mortgage, 2.413%, 1/25/21	9,613	10
Federal Home Loan Mortgage, 2.777%, 4/25/23	23,826	25
Federal National Mortgage Assn., 0.875%, 10/26/17	140,000	140
		278
U.S. Government Agency Obligations (Excluding Mortgage-Backed) 8.7%		
U.S. Treasury Bonds, 2.50%, 2/15/45	130,000	124
U.S. Treasury Bonds, 3.00%, 11/15/44	195,000	205
U.S. Treasury Bonds, 3.125%, 11/15/41	917,000	988
U.S. Treasury Bonds, 3.125%, 2/15/43	20,000	21
U.S. Treasury Bonds, 3.125%, 8/15/44	300,000	323
U.S. Treasury Bonds, 3.50%, 2/15/39	125,000	143
U.S. Treasury Bonds, 3.625%, 8/15/43	195,000	230

U.S. Treasury Bonds, 3.875%, 8/15/40	215,000	261
U.S. Treasury Bonds, 4.50%, 2/15/36	220,000	291
U.S. Treasury Bonds, 4.50%, 5/15/38	80,000	106
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42	20,772	21
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/45	24,916	25
U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/44	42,294	49
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26	35,473	42
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/40	32,575	43
U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29	87,448	112
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/16	149,173	151
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/17	121,926	125
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/18	373,108	382
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/19	390,512	400
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/22	262,338	266
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/22	260,240	264
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	266,865	269
U.S. Treasury Inflation-Indexed Notes, 0.25%, 1/15/25	29,726	30
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	371,148	389
U.S. Treasury Inflation-Indexed Notes, 1.25%, 7/15/20	355,123	386
U.S. Treasury Inflation-Indexed Notes, 1.375%, 1/15/20	86,835	94
U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/18	106,088	113
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/15	48,262	49
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/19	271,490	300
U.S. Treasury Inflation-Indexed Notes, 2.50%, 7/15/16	52,295	55
U.S. Treasury Notes, 0.375%, 8/31/15	30,000	30
U.S. Treasury Notes, 0.875%, 1/31/17	435,000	438
U.S. Treasury Notes, 1.00%, 9/30/16	370,000	373
U.S. Treasury Notes, 1.25%, 8/31/15	66,000	66
U.S. Treasury Notes, 1.375%, 2/29/20	660,000	659
U.S. Treasury Notes, 1.50%, 5/31/19	210,000	212
U.S. Treasury Notes, 1.75%, 9/30/19	420,000	427
U.S. Treasury Notes, 1.75%, 10/31/20	155,000	157
U.S. Treasury Notes, 2.125%, 8/15/21	10,000	10
U.S. Treasury Notes, 2.25%, 11/15/24	455,000	464
U.S. Treasury Notes, 2.50%, 8/15/23	70,000	73

U.S. Treasury Notes, 2.75%, 2/15/19	100,000	106
U.S. Treasury Notes, 2.75%, 2/15/24	150,000	159
U.S. Treasury Notes, 3.125%, 5/15/19	125,000	134
		9,565
Municipal Securities 0.2%		
Denver School Dist. No. 1, Public Schools, GO, COP 4.242%, 12/15/37	15,000	15
Dormitory Auth. of the State of New York, Build America 5.628%, 3/15/39	15,000	19
Florida State Board of Administration Fin. Corp. Hurricane Catastrophe Fund, 2.107%, 7/1/18	20,000	20
JobsOhio Beverage System, Liquid Profits, 3.985%, 1/1/29	15,000	16
Los Angeles Airport, Build America, 7.053%, 5/15/40	15,000	21
Maryland HHEFA, Univ. of Maryland Medical, 4.665%, 7/1/36	20,000	20
Metropolitan Transportation Auth., Build America 5.871%, 11/15/39	15,000	19
Philadelphia IDA, GO, 3.964%, 4/15/26	5,000	5
Port Auth. of New York & New Jersey, 5.31%, 8/1/46	20,000	22
Univ. of California Regents, 4.601%, 5/15/31	25,000	28
Univ. of California Regents, Build America, 5.77%, 5/15/43	15,000	19
Virginia Commonwealth Univ. Health System Auth. 4.956%, 1/1/44	25,000	29
		233
Bond Mutual Funds 13.2%		
T. Rowe Price Emerging Markets Local Currency Bond Fund, 5.66% (6)(7)	336,913	2,470
T. Rowe Price Institutional Emerging Markets Bond Fund, 5.57% (6)(7)	501,527	4,403
T. Rowe Price Institutional Floating Rate Fund, 4.04% (6)(7)	109,650	1,117
T. Rowe Price Institutional High Yield Fund, 5.73% (6)(7)	302,420	2,803
T. Rowe Price Institutional International Bond Fund, 1.44% (6)(7)	443,601	3,833
		14,626

Private Investment Companies 8.7%		
Blackstone Partners Offshore Fund (1)(4)	8,493	9,607
		9,607
Total United States (Cost $61,756)		66,444
SHORT-TERM INVESTMENTS 4.9%		
Money Market Funds 4.9%		
T. Rowe Price Reserve Investment Fund, 0.06% (6)(8)	5,377,884	5,378
Total Short-Term Investments (Cost $5,378)		5,378
SECURITIES LENDING COLLATERAL 0.0%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank 0.0%		
Short-Term Funds 0.0%		
T. Rowe Price Short-Term Reserve Fund, 0.07% (6)(8)	2,426	24
Total Securities Lending Collateral (Cost $24)		24
Total Investments in Securities 98.3% of Net Assets (Cost $100,819)		**$ 108,636**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares/Par are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $673 and represents 0.6% of net assets.

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $17 and represents 0% of net assets.

(4) Level 3 in fair value hierarchy. See Note 2.

Forward Currency Exchange Contracts

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Barclays Bank	5/5/15	USD	83	GBP	56	$ (3)
JPMorgan Chase	5/4/15	AUD	723	USD	570	2
JPMorgan Chase	5/4/15	EUR	2,198	USD	2,464	5
JPMorgan Chase	5/4/15	ILS	180	USD	46	—
JPMorgan Chase	5/4/15	NZD	15	USD	11	—
JPMorgan Chase	5/4/15	USD	552	AUD	723	(20)
JPMorgan Chase	5/4/15	USD	2,235	EUR	2,080	(101)
JPMorgan Chase	5/4/15	USD	45	ILS	180	(1)
JPMorgan Chase	5/4/15	USD	11	NZD	15	—
JPMorgan Chase	5/5/15	CHF	690	USD	737	3
JPMorgan Chase	5/5/15	DKK	882	USD	132	—
JPMorgan Chase	5/5/15	GBP	1,032	USD	1,586	(2)
JPMorgan Chase	5/5/15	HKD	1,863	USD	240	—
JPMorgan Chase	5/5/15	NOK	391	USD	52	—
JPMorgan Chase	5/5/15	SEK	2,042	USD	245	—
JPMorgan Chase	5/5/15	SGD	149	USD	113	—
JPMorgan Chase	5/5/15	USD	711	CHF	690	(28)
JPMorgan Chase	5/5/15	USD	127	DKK	882	(6)
JPMorgan Chase	5/5/15	USD	1,449	GBP	976	(50)
JPMorgan Chase	5/5/15	USD	8	HKD	59	—
JPMorgan Chase	5/5/15	USD	233	HKD	1,803	—
JPMorgan Chase	5/5/15	USD	49	NOK	391	(3)
JPMorgan Chase	5/5/15	USD	237	SEK	2,042	(8)
JPMorgan Chase	5/5/15	USD	109	SGD	149	(4)
JPMorgan Chase	5/7/15	JPY	205,317	USD	1,715	4
JPMorgan Chase	5/7/15	USD	93	JPY	11,045	—
JPMorgan Chase	5/7/15	USD	1,620	JPY	194,272	(7)
JPMorgan Chase	6/2/15	USD	554	AUD	703	(2)
JPMorgan Chase	6/2/15	USD	709	CHF	663	(3)
JPMorgan Chase	6/2/15	USD	129	DKK	857	—
JPMorgan Chase	6/2/15	USD	2,337	EUR	2,084	(5)
JPMorgan Chase	6/2/15	USD	1,557	GBP	1,014	2
JPMorgan Chase	6/2/15	USD	253	HKD	1,964	—
JPMorgan Chase	6/2/15	USD	44	ILS	171	—
JPMorgan Chase	6/2/15	USD	1,747	JPY	209,019	(4)
JPMorgan Chase	6/2/15	USD	51	NOK	388	—
JPMorgan Chase	6/2/15	USD	231	SEK	1,929	—
JPMorgan Chase	6/3/15	USD	11	NZD	15	—
JPMorgan Chase	6/3/15	USD	112	SGD	148	—
State Street	5/4/15	USD	127	EUR	118	(6)
Net unrealized gain (loss) on open forward currency exchange contracts						$ (237)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $100,819)	$	108,636
Receivable for shares sold		1,747
Receivable for investment securities sold		475
Cash deposits on futures contracts		252
Dividends and interest receivable		195
Foreign currency (cost $41)		41
Cash		20
Unrealized gain on forward currency exchange contracts		16
Due from affiliates		8
Other assets		1,579
Total assets		112,969
Liabilities		
Payable for investment securities purchased		1,557
Unrealized loss on forward currency exchange contracts		253
Written options (premiums $90)		95
Variation margin payable on futures contracts		88
Investment management fees payable		50
Obligation to return securities lending collateral		24
Due to affiliates		21
Payable for shares redeemed		8
Other liabilities		366
Total liabilities		2,462
NET ASSETS	$	110,507
Net Assets Consist of:		
Undistributed net investment income	$	253
Accumulated undistributed net realized loss		(49)
Net unrealized gain		7,509
Paid-in capital applicable to 9,849,239 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		102,794
NET ASSETS	$	110,507

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/15	Year Ended 10/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 408	$ 823
Net realized gain	891	934
Change in net unrealized gain / loss	2,503	2,259
Increase in net assets from operations	3,802	4,016
Distributions to shareholders		
Net investment income		
Investor Class	(797)	(310)
Advisor Class	(26)	(5)
Net realized gain		
Investor Class	(1,449)	(52)
Advisor Class	(47)	(1)
Decrease in net assets from distributions	(2,319)	(368)
Capital share transactions*		
Shares sold		
Investor Class	33,215	32,804
Advisor Class	951	1,647
Distributions reinvested		
Investor Class	1,426	180
Advisor Class	65	5
Shares redeemed		
Investor Class	(7,427)	(9,795)
Advisor Class	(277)	(149)
Increase in net assets from capital share transactions	27,953	24,692
Net Assets		
Increase during period	29,436	28,340
Beginning of period	81,071	52,731
End of period	**$ 110,507**	**$ 81,071**
Undistributed net investment income	253	668

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Global Allocation Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation and income. The fund has two classes of shares: the Global Allocation Fund original share class, referred to in this report as the Investor Class, offered since May 28, 2013, and the Global Allocation Fund–Advisor Class (Advisor Class), offered since May 28, 2013. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Investments in private investment companies generally are categorized either in Level 2 or 3, depending on the significance of unobservable inputs. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2015, totaled $423,000 for the six months ended April 30, 2015.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of April 30, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended April 30, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of April 30, 2015, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of April 30, 2015, cash of $252,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended April 30, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 7% and 8% of net assets.

Futures Contracts The fund is subject to interest rate risk and/or equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 4% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2015, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 4% and 5% of net assets. Transactions in written options and related premiums received during the six months ended April 30, 2015, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

China A shares The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A-share market either through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account), or through the Shanghai-Hong Kong Stock Connect program (Stock Connect). Investment decisions related to A shares held through the QFII are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. The fund’s ability to repatriate cash from investment activities associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY) and those acquired through Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Management believes that the tax treaty between the U.S. and China exempts the fund from any Chinese capital gain tax related to its A shares investments.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2015, the value of loaned securities was $22,000; the value of cash collateral and related investments was $24,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy private investment company, to gain exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds. Blackstone Partners and its underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and its underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners and certain of its underlying funds are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of April 30, 2015, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days prior written notice and is considered an illiquid asset.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $31,567,000 and $10,622,000, respectively, for the six months ended April 30, 2015. Purchases and sales of U.S. government securities aggregated $6,720,000 and $2,923,000 respectively, for the six months ended April 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2015, the cost of investments for federal income tax purposes was $101,317,000. Net unrealized gain aggregated $7,010,000 at period-end, of which $9,821,000 related to appreciated investments and $2,811,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2015, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, management fees in the amount of $40,000 were waived and expenses in the amount of $58,000 were reimbursed by Price Associates during the six months ended April 30, 2015. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $666,000 remain subject to repayment at April 30, 2015.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2015, expenses incurred pursuant to these service agreements were $105,000 for Price Associates; $26,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying T. Rowe Price fund’s net assets. Each underlying T. Rowe Price fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying T. Rowe Price fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying T. Rowe Price fund related to the fund’s investment therein. The accompanying Statement of Operations reflects management fees permanently waived pursuant to this agreement. Annual fee rates and management fees waived related to investments in the underlying T. Rowe Price fund(s) for the six months ended April 30, 2015, are as follows:

As of April 30, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class and 25,000 shares of the Advisor Class, aggregating 25% of the fund’s net assets.

NOTE 7 - BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), has entered into a $500 million, 364-day, syndicated credit facility (the facility) pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.00% plus the greater of (a) the Federal Funds rate or (b) the one-month LIBOR. A commitment fee, equal to 0.08% per annum of the average daily undrawn commitment, is allocated to the participating funds based on each fund’s relative net assets; it is accrued daily and paid quarterly. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. During the six months ended April 30, 2015, the fund incurred $4,000 in commitment fees. At April 30, 2015, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility was $500,000,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total return since-inception, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the fund’s relatively limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund, in particular, because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations agreed to by the Advisor with respect to the Investor and Advisor Classes). At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceeds $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from the fund’s expense limitation and after including reductions of the management fee that resulted from the fund’s investments in other T. Rowe Price Funds) was at or below the median for comparable funds. After including fee waivers and/or expenses paid by the Advisor pursuant to the fund’s expense limitation, the information also indicated that the total expense ratio (for the Investor Class) was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the total expense ratio (for the Advisor Class) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of the fund’s limited operating history and a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Allocation Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015